                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-67701

                        SUPPLEMENT TO THE PROSPECTUS OF
                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

                            DATED DECEMBER 20, 1999


     The second paragraph of the section entitled "Determination of Net Asset Value" in the Prospectus is hereby replaced by the following:

     Certain Senior Loans are valued based on quotations received from an independent pricing service. All other Senior Loans held by the Trust are valued at their fair value in accordance with procedures established in good faith by the Board of Trustees of the Trust. Under the procedures adopted by the Board of Trustees, interests in Senior Loans that are not valued based on quotations will be priced in accordance with a matrix that takes into account the relationship between the then current interest rate and interest rates payable on each Senior Loan, as well as the total number of days in each interest period and the period remaining until next interest rate determination or maturity of the Senior Loan. Adjustments in the matrix-determined price of a Senior Loan are made in the event of a default on a Senior Loan or a significant change in the creditworthiness of the Borrower and may also be required in the event of changes in pricing parameters for newly issued Senior Loans (e.g., interest rates are set at a higher or lower margin above the base lending rate than were Senior Loans in the Trust's portfolio). Loans purchased at a discount from par for reasons other than credit impairment are valued at cost and the discount is amortized to maturity. In assessing the creditworthiness of a Borrower, the primary focus is on the ability and intent of the Borrower to continue to meet its principal and interest payment obligations specified under the applicable Loan Agreement. Such factors as the Borrower's current and projected cash flow relative to its debt service requirements and liquidity are considered in this regard. S&P and Moody's ratings of any outstanding commercial paper of a Borrower may also be considered. The procedures are monitored by the Board of Trustees on an ongoing basis to insure that the values arrived at continue to represent fair value. The Board will continue to monitor developments in the Senior Loan Market. Should the Board of Trustees determine that the market for Senior Loans has continued to develop to the point where market quotations provided by banks, dealers or pricing services respecting interests in Senior Loans could reliably serve as a basis for valuing the Trust's portfolio securities that are not currently valued based on quotations from an independent pricing service, such quotations would then be used as a basis for valuing interests in such additional Senior Loans held by the Trust. Other portfolio securities traded in the over-the-counter market will be valued based upon closing bid prices; provided, however, that short-term securities with remaining maturities of less than 60 days will be valued at amortized cost. Other assets are valued at fair value in accordance with procedures established in good faith by the Board of Trustees of the Trust.

January 26, 2000